VIP3 SAI5 09/16

SUPPLEMENT DATED September 28, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION

 DATED MAY 1, 2016

OF

Franklin Flex Cap Growth VIP Fund

Franklin Founding Funds Allocation VIP Fund

Franklin Global Real Estate VIP Fund

Franklin Growth and Income VIP Fund

Franklin High Income VIP Fund

Franklin Income VIP Fund

Franklin Large Cap Growth VIP Fund

Franklin Mutual Global Discovery VIP Fund

Franklin Mutual Shares VIP Fund

Franklin Rising Dividends VIP Fund

Franklin Small Cap Value VIP Fund

Franklin Small-Mid Cap Growth VIP Fund

Franklin Strategic Income VIP Fund

Franklin VolSmart Allocation VIP Fund

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Global Bond VIP Fund

Templeton Growth VIP Fund

(Series of Franklin Variable Insurance Products Trust)

The Statement of Additional Information is amended as follows:

“The Funds - Goals, Additional Strategies and Risks – Foreign securities” section is revised to add the following after the seventh paragraph:

On June 23, 2016, the United Kingdom voted via referendum to leave the European Union (EU), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is generally expected that the United Kingdom’s exit from the EU will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw, but there is still considerable uncertainty relating to the potential consequences and timeframe for the exit.  The consequences and timeframe of the exit; how the negotiations for the withdrawal and new trade agreements will be conducted; and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU, may increase market volatility across the global economy. During this period of uncertainty, the negative impact on, not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Please keep this supplement with your Statement of Additional Information for future reference.